UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

FOXWAYNE ENTERPRISES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39891	85-3093926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Rockefeller Plaza, Suite 1039

New York, New York 10020

(Address of principal executive offices, including ZIP code)

(917) 284-8938

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FOXWU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FOXW	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	FOXWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 20, 2022, the board of directors (the “Board”) of FoxWayne Enterprises Acquisition Corp. (the “Company”) approved an extension (the “Extension”) of the time for the Company to consummate a business combination by an additional three month period from October 22, 2022 to January 22, 2023 pursuant to the Company’s Second Amended and Restated Certificate of Incorporation, as amended. In connection with the Extension, the Company funded a cash contribution to the Company’s trust account in the amount of $16,795.98 (the “Deposit”) (based on (based on $0.0125 for each share unit issued in the Company’s initial public offering that was outstanding at the time the Extension was approved by the Board).

As previously disclosed on a Current Report on Form 8-K filed by the Company on September 20, 2022 with the Securities and Exchange Commission, on September 16, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gotham Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Clover Inc., a corporation organized under the laws of Ontario (“Clover”) and Isaac Raichyk as the stockholders’ representative pursuant to which, among other things, Clover will be continued from Ontario into Delaware (the “Continued Company”) immediately prior to the effective time of the Merger (as defined herein) and Merger Sub will be merged with and into the Continued Company (the “Merger”) with the Continued Company surviving the Merger as a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, Clover is required to pay the Company fees to cover the Company’s transaction expenses, a portion of which has been paid and was used to fund the Deposit.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022

FoxWayne Enterprises Acquisition Corp.

By:	/s/ Robb Knie
Name:	Robb Knie
Title:	Chief Executive Officer